SCHEDULE OF FUTURE INTANGIBLE AMORTIZATION (Details) $ in Thousands	Dec. 31, 2022 USD ($)
Goodwill and Intangible Assets Disclosure [Abstract]
2023	$ 226
2024	226
2025	226
2026	226
2027	226
Thereafter	1,666
Total amortization	$ 2,796